                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            Biometric Security Corp.
                (Name of Registrant as Specified In Its Charter)

                            Biometric Security Corp.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

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                    NOTICE OF EXTRAORDINARY GENERAL MEETING
--------------------------------------------------------------------------------

     Notice is hereby given that the Extraordinary General Meeting (the "Meeting") of the shareholders of Biometric Security Corp. (the "Corporation") will be held on Monday, April 12, 1999 at Suite 1940 - 400 Burrard Street, Vancouver, British Columbia, Canada, at the hour of 10:00 a.m. (local time in Vancouver, B.C.) for the following purposes:

1. To pass a resolution adopted by a majority (greater than 50%) of the shareholders entitled to vote at the meeting (an "Ordinary Resolution") authorizing the consolidation of the issued share capital of the Corporation on the basis of one new common share without par value for every five existing common shares without par value;

2. To pass a resolution adopted by two thirds (2/3) or more of the shareholders entitled to vote at the meeting (a "Special Resolution") authorizing the Corporation to change its jurisdiction of incorporation from the State of Wyoming to the Province of British Columbia by way of filing an Instrument of Continuance and adopting Memorandum and Articles prepared in accordance with the British Columbia Company Act and, upon the continuation, the reduction of the Corporation's authorized share capital to one hundred million (100,000,000) common shares without par value;

3. To pass an Ordinary Resolution authorizing the Corporation to change the Corporation's name to "Safeguard Biometric Corp." upon the Corporation's continuation into British Columbia; and

4. To approve the transaction of such other business as may properly come before the Meeting.

     Accompanying this Notice is an Information Circular and a form of Proxy.

     Shareholders unable to attend the Meeting in person should read the notes to the enclosed Proxy and complete and return the Proxy to the Corporation's Registrar and Transfer Agent Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, B.C., Canada V6C 3B8, or at the Meeting within the time required by, and to the location set out in, the notes to the Proxy.

     The enclosed Proxy is solicited by management of the Corporation and you may amend it, if you wish, by inserting in the space provided the name of the person you wish to represent you as proxyholder at the Meeting.

     DATED at Vancouver, British Columbia, this 1st day of March, 1999.

                                               BY ORDER OF THE BOARD

                                                "Patrick W. McCleery"

                                                --------------------------------
                                                PATRICK W. MCCLEERY
                                                President

                              INFORMATION CIRCULAR
                                    FOR THE

                         EXTRAORDINARY GENERAL MEETING
                                       OF

                            BIOMETRIC SECURITY CORP.
                                 TO BE HELD ON
                             MONDAY, APRIL 12, 1999

                              INFORMATION CIRCULAR

                            BIOMETRIC SECURITY CORP.
                        SUITE 1940 - 400 BURRARD STREET
                          VANCOUVER, BRITISH COLUMBIA
                                 CANADA V6C 3A6

          (all information as at March 1, 1999 unless otherwise noted)

                        PERSONS MAKING THE SOLICITATION

     THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BEING MADE BY THE MANAGEMENT OF BIOMETRIC SECURITY CORP. (THE "CORPORATION") FOR USE AT THE EXTRAORDINARY GENERAL MEETING OF THE CORPORATION'S SHAREHOLDERS (THE "MEETING") TO BE HELD ON APRIL 12, 1999 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. While it is expected that the solicitation will be made primarily by mail, proxies may be solicited personally or by telephone by directors, officers and employees of the Corporation.

     All costs of this solicitation will be borne by the Corporation.

                     APPOINTMENT AND REVOCATION OF PROXIES

     The individuals named in the accompanying form of proxy are directors or officers of the Corporation. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND STRIKING OUT THE TWO PRINTED NAMES, OR BY COMPLETING ANOTHER FORM OF PROXY. A Proxy will not be valid unless the completed, dated and signed form of proxy is delivered to Pacific Corporate Trust Company, of Suite 830 - 625 Howe Street, Vancouver, British Columbia, Canada V6E 3B8 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, or is delivered to the Chair of the Meeting prior to the commencement of the Meeting.

     A shareholder who has given a Proxy may revoke it by an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered to the registered office of the Corporation, at Suite 1100, 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9, at any time up to and including the last business day preceding the day of the Meeting or any adjournment of it or to the Chair of the Meeting on the day of the Meeting or any adjournment of it.

     A revocation of a Proxy does not affect any matter on which a vote has been taken prior to the revocation.

                             EXERCISE OF DISCRETION

     If the instructions in a Proxy are certain, the shares represented thereby will be voted on any poll by the persons named in the Proxy and, where a choice with respect to any matter to be acted upon has been specified in the Proxy, the shares represented thereby will be voted or withheld from voting in accordance with the specifications so made.

     WHERE NO CHOICE HAS BEEN SPECIFIED BY THE SHAREHOLDER, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE NOTES TO THE FORM OF PROXY.

     The enclosed form of proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the persons appointed proxyholders thereunder to vote with respect to any amendments or variations of matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the time of the printing of this Information Circular, the management of the Corporation knows of no such amendment, variation or other matter which may be presented to the Meeting.

          VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

     As at March 1, 1999, the Corporation has issued and outstanding 32,501,078 fully paid and non-assessable common shares without par value, each share carrying the right to one vote. THE CORPORATION HAS NO OTHER CLASSES OF VOTING SECURITIES.

     Any shareholder of record at the close of business on March 8, 1999 who either personally attends the Meeting or who has completed and delivered a Proxy in the manner, subject to the provisions described above, shall be entitled to vote or to have such shareholder's shares voted at the Meeting.

     To the best of the knowledge of the directors and senior officers of the Corporation, there are no persons who, or corporations which, beneficially own, directly or indirectly, or exercise control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Corporation.

                             EXECUTIVE COMPENSATION

     Set out below are particulars of compensation paid to the following persons (the "Named Executive Officers"):

     (a)  the Corporation's chief executive officer;

     (b) each of the Corporation's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds Cdn.$100,000 per year; and

     (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Corporation at the end of the most recently completed financial year.

     As at December 31, 1998, the end of the most recently completed fiscal year of the Corporation, the Corporation had one Named Executive Officer, Patrick W. McCleery, the Chairman of the Board, President and a director of the Corporation.

SUMMARY OF COMPENSATION

     The following table is a summary of compensation paid to the Named Executive Officer for each of the Corporation's three most recently completed fiscal years.


                                             ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                                                                AWARDS            PAYOUTS
                                                                                     RESTRICTED
                                                                                       SHARES
                                                                        SECURITIES       OR
                               FISCAL                    OTHER ANNUAL     UNDER      RESTRICTED
NAME AND                        YEAR                     COMPENSATION    OPTIONS       SHARE       LTIP      ALL OTHER
POSITION OF PRINCIPAL          ENDING   SALARY   BONUS      (CD $)       GRANTED       UNITS      PAYOUTS   COMPENSATION
PATRICK W. MCCLEERY             1998     Nil      Nil     $124,726       420,000        Nil         N/A         Nil
Chairman of the Board and       1997     Nil      Nil     $127,122           Nil        Nil         N/A         Nil
President                       1996     Nil      Nil     $117,196       359,761        Nil         N/A         Nil

LONG-TERM INCENTIVE PLANS -- AWARDS IN MOST RECENTLY COMPLETED FISCAL YEAR

     The Corporation has no long-term incentive plans in place and therefore there were no awards made under any long-term incentive plan to the Named Executive Officer during the Corporation's most recently completed fiscal year. A "Long-Term Incentive Plan" is a plan under which awards are made based on performance over a period longer than one fiscal year, other than a plan for options, SARs (stock appreciation rights) or restricted share compensation.

OPTIONS/SARS GRANTED DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

     During the most recently completed fiscal year, the following incentive stock options were granted to the Named Executive Officer. No SARs (stock appreciation rights) were granted during this period.


                                                                                         MARKET VALUE
                                                                                         OF SECURITIES
                                                                                          UNDERLYING
                                        SECURITIES                        % OF TOTAL      OPTIONS ON
                                          UNDER                            OPTIONS        THE DATE OF
                                         OPTIONS        EXERCISE OR       GRANTED TO     GRANT (CDN$/
                            DATE OF      GRANTED        BASE PRICE       EMPLOYEES IN      SECURITY)
NAME                         GRANT         (#)        (CDN$/SECURITY)    FISCAL YEAR          (1)         EXPIRATION DATE
PATRICK W. MCCLEERY         28/01/98     420,000           $0.23             23%             $0.23        January 28, 2001

(1) Calculated as the closing price of the Corporation's shares on the Vancouver Stock Exchange on the date of the grant.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY
COMPLETED FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

     The following table sets out incentive stock options exercised by the Named Executive Officer during the most recently completed fiscal year, as well as the fiscal year end value of stock options held by the Named Executive Officer. During this period, no outstanding SARs were held by the Named Executive Officer.


                                                                                                        VALUE OF UNEXERCISED
                                  SECURITIES          AGGREGATE          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                  ACQUIRED ON           VALUE                FISCAL YEAR-END             FISCAL YEAR-END ($)
                                   EXERCISE        REALIZED (CDN$)      EXERCISABLE/UNEXERCISABLE           EXERCISABLE/
NAME                                  (#)                (1)                       (#)                    UNEXERCISABLE (2)
PATRICK W. MCCLEERY                 Nil                  Nil                   420,000/Nil                     Nil/Nil

(1) Based on the difference between the option exercise price and the closing market price of the Corporation's shares, on the date of exercise.

(2) In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Corporation's shares as at December 31, 1998 (i.e., fiscal year end) was Cdn.$0.18.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

     There are no compensatory plans or arrangements with respect to the Named Executive Officer resulting from the resignation, retirement or other termination of employment or from a change of control of the Corporation.

COMPENSATION OF DIRECTORS

     Compensation for the Named Executive Officer has already been disclosed above. No cash compensation was paid to any director of the Corporation for the director's services as a director during the fiscal year ended December 31, 1998.

     The Corporation has no standard arrangement pursuant to which directors are compensated by the Corporation for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the Vancouver Stock Exchange. During the most recently completed financial year, there were incentive stock options to purchase a total of 665,000 common shares of the Corporation granted to directors, other than Mr. McCleery, by the Corporation. These options are exercisable up to the close of business on January 28, 2001.

     All of the existing stock options are non-transferable and terminate on the earlier of the expiry date or the 30th day following the day on which the director, officer or employee, as the case may be, ceases to be either a director, officer or employee of the Corporation. If a director is forced to resign or is removed by special resolution, or if a senior officer or other employee is fired for cause, his options expire on the day he is removed or fired, as the case may be.

     The existing options will be adjusted in the event of a share consolidation or subdivision or other similar change to the Corporation's share capital.

           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

     Management has no interest in matters to be acted upon at the Meeting except as disclosed herein.

                                SPECIAL BUSINESS

CONSOLIDATION (REVERSE STOCK SPLIT) OF SHARE CAPITAL

GENERAL

     Management proposes to present to the shareholders at the Meeting a resolution to be approved by a majority (greater than 50%) of the shareholders entitled to vote at the Meeting (an "Ordinary Resolution") to consolidate its share capital as described below (the "Consolidation" or "Reverse Stock Split"). Management would like the consent of the shareholders to not proceed with the Consolidation in the event that the Ordinary Resolution for the Consolidation is passed by the shareholders at the Meeting and management subsequently concludes that it would not be in the best interests of the Corporation to proceed with the Consolidation. The Ordinary Resolution for the Consolidation, if approved by the shareholders, will authorize the Corporation to consolidate the Corporation's issued share capital on the basis of one new common share without par value (the "New Common Share") for every existing five common shares without par value (the "Common Shares"). As the Consolidation is only in respect of the Corporation's issued share capital, the Consolidation will have no effect on the Corporation's authorized share capital.

     If the Ordinary Resolution for the Consolidation is approved by the shareholders, the principal effect of the Consolidation will be to decrease the number of issued and outstanding shares of the Corporation at the effective date of the Consolidation.

     As at the date of this Information Circular, the total number of the issued and outstanding shares of the Corporation is 32,501,078. Since the Corporation is currently negotiating a private placement of 11,666,666 units (each unit being comprised of one common share and one share purchase warrant and each share purchase warrant being exercisable for one additional common share within two years) and there are currently 18,106,666 stock options and warrants outstanding, the total issued and outstanding shares of the Corporation at the date the Consolidation is effected may be different than the total as at the date of this Information Circular. Upon the consolidation being effected, the issued and outstanding share capital will decrease to a number one fifth (1/5) its number at the effective date of the Consolidation. The shares of the Corporation subject to outstanding options and warrants at the date of the approval of the Consolidation will also be proportionately reduced.

     As at the date of this Information Circular, the closing price of the common shares of the Corporation trading on the Vancouver Stock Exchange was Cdn.$0.23 per share. Upon the Consolidation being effected, it is expected the market will adjust the market price of the shares. Theoretically, the share price should increase by five times its price at the time of the Consolidation. However, experience shows that, subsequent to a consolidation, the share price usually settles at some price less than the consolidation multiple times the then current market price.

     For the form of Ordinary Resolution being proposed for the Consolidation, see Appendix I attached to this Information Circular.

TAX CONSEQUENCES OF THE CONSOLIDATION (REVERSE STOCK SPLIT)

     The following is a summary of the United States federal income tax consequences of the Reverse Stock Split based on current law, including the United States Internal Revenue Code of 1986, as amended (the "Code"), and is for general information only. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Certain shareholders, including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, non-resident aliens, foreign corporations and persons who do not hold common shares of the Corporation as a capital asset, may be subject to special rules not discussed below.

     THIS SUMMARY OF U.S. TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IT IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY HOLDER OR PROSPECTIVE HOLDER OF THE CORPORATION'S COMMON SHARES. ACCORDINGLY, HOLDERS AND PROSPECTIVE HOLDERS OF THE CORPORATION'S COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS ABOUT THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE CONTINUATION.

     The receipt of New Common Shares (excluding fractional shares) in the Reverse Stock Split should be a non-taxable transaction under the Code for federal income tax purposes. Consequently, a shareholder receiving New Common Shares should not realize either gain or loss, or any other type of income, with respect to the New Common Shares received as a result of the Reverse Stock Split. In addition, the aggregate tax basis of such shareholder's Common Shares prior to the Reverse Stock Split will carry over in computing the tax basis of the shareholder's New Common Shares. Each shareholder will be required to allocate his basis in his Common Shares ratably among the aggregate of (i) total number of New Common Shares owned following the Reverse Stock Split and (ii) any fractional share.

CONTINUANCE INTO BRITISH COLUMBIA

INTRODUCTION

     The Corporation was incorporated on January 16, 1979 under the British Columbia Company Act, ("BCCA") under the name North American Power Petroleums Inc. On September 18, 1985 the Corporation changed its name to International North American Resources Inc. and subsequently changed its name to Sonoma Resource Corp. on January 5, 1990. Effective as of November 10, 1998, the Corporation was continued into the State of Wyoming, U.S.A. and changed its name to Biometric Security Corp. and the Corporation's Memorandum was replaced with Wyoming Articles of Continuance. Effective as of November 12, 1998, the Corporation increased its authorized capital to an unlimited number of common shares.

     Management is proposing that the Corporation be transferred out of the State of Wyoming into British Columbia (the "Continuation" or the "Transfer"), the result of which will be that the Corporation will cease to be a Wyoming Corporation governed by the provisions of the Wyoming Business Corporations Act ("WBCA") and will become a British Columbia company governed by the provisions of the BCCA. The Continuation is subject to regulatory approval.

     To effect the Transfer under Wyoming law, the Corporation's shareholders must adopt by a resolution to be approved by two thirds (2/3) or more of the shareholders entitled to vote at the Meeting (a "Special Resolution") the proposal for the Transfer. In addition, the Corporation must post a U.S.$50,000 surety bond or deposit of such amount in an appropriate Wyoming depository for six months, furnish the Wyoming Secretary of State with audited financial statements certified by an independent certified public accountant with an office located in the United States, publish a public notice in Wyoming as to the proposed Transfer to British Columbia for the protection of creditors and minority stockholders, and pay a special toll charge to the Wyoming Secretary of State of an amount based on the net actual value of the Corporation's assets.

     To effect the Continuation under the laws in British Columbia, the Corporation will file an instrument of continuation (the "Instrument of Continuation") with the British Columbia Registrar of Companies. The Instrument of Continuation includes the Memorandum and Articles which will become the Corporation's new charter documents, the equivalent of which under Wyoming law are Articles and By-Laws, respectively. The Transfer will be effective on the date of the issuance by the Wyoming Secretary of State of a certificate of transfer transferring the Corporation to British Columbia and the issuance by the British Columbia Registrar of Companies a Certificate of Continuance. It is proposed that the effective date of the Continuation will be on or about April 13, 1999.

     For the form of Special Resolution being proposed for the Continuation, see Appendix I attached to this Information Circular.

     A copy of the Instrument of Continuation, which includes a copy of the proposed new British Columbia Memorandum and Articles, may be reviewed at the offices of the Corporation's solicitors, Catalyst Corporate Finance Lawyers, 1100 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9 at any time during normal business hours. A copy may also be obtained from the Corporation upon request.

     The Continuation will not result in any change of the business of the Corporation or its assets, liabilities, net worth or management, nor will the Continuation impair the rights of any creditors of the Corporation. A particular shareholder's holdings will not change. The Continuation is not, in itself, a reorganization, amalgamation or merger.

     The purpose of the Corporation's proposal to transfer its domicile of incorporation from Wyoming, U.S.A. to British Columbia, Canada is to enable the Corporation to have its affairs governed by the law of the jurisdiction in which its principal trading market is located. This will provide the Corporation with greater ease in securing financing for the Corporation in respect of, among other things, the Corporation's acquisition of Biometric Identification, Inc. ("BII") which was approved by the Corporation's shareholders at the Corporation's Annual General Meeting held on June 30, 1998 (the "AGM").

     As previously disclosed, the Corporation has entered into an agreement (the "BII Agreement") to acquire up to US$5,000,000 of convertible debentures to be issued by BII, a private California corporation. If all of the convertible debentures are purchased and all rights of conversion are exercised, the Corporation will ultimately hold 45% of the issued shares of the common stock of BII. For particulars of the BII Agreement and the Corporation's acquisition of BII, please refer to the Corporation's Information Circular and Addendum to the Information Circular in respect of the AGM, a copy of which is available upon request at the Corporation's head office.

THE PROVISIONS OF THE BCCA AND THE WBCA

     On the completion of the Continuation, the Corporation will be a British Columbia corporation subject to the provisions of the BCCA. The following is a discussion of the material provisions of the BCCA, as well as a discussion of the material provisions of the Corporation's new British Columbia Articles. This discussion includes, where relevant, a summary of certain differences between the BCCA and the WBCA. However, the following summary is not intended to be exhaustive and its focus is primarily upon shareholder rights and safeguards. NOTHING THAT FOLLOWS SHOULD BE CONSTRUED AS LEGAL ADVICE TO ANY PARTICULAR SHAREHOLDER OF THE CORPORATION AND SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN LEGAL ADVISORS RESPECTING ALL OF THE IMPLICATIONS OF THE CONTINUATION.

THE CONSTATING DOCUMENTS

     The constating documents are the constitution of a company which set out the corporate governance procedures for the management of a company's affairs. Under the WBCA, a Wyoming corporation is required to have constating documents made up of Articles and By-Laws. Under the BCCA, a British Columbia corporation is required to have constating documents made up of a Memorandum and Articles. The Corporation's existing Articles set forth the Corporation's name and authorized share capital and will be replaced by the Corporation's new Memorandum. The new Articles adopted upon Continuation will prescribe the corporate governance procedures such as how directors' and shareholders' meetings are held, how the books and records must be maintained, how the Corporation must conduct its corporate affairs, etc.

AMENDMENTS TO CONSTATING DOCUMENTS

     Both the BCCA and the WBCA require shareholders to approve substantive changes to the constating documents of a corporation. However, the requisite majority of votes necessary to approve substantive changes to the constating documents under the BCCA is 75% (3/4) of the votes cast whereas under the WBCA a simple majority (greater than 50%) of shareholders entitled to vote on the proposed resolution is required. In the case of certain fundamental changes, such as the alteration of special rights and restrictions attached to issued shares or a proposed amalgamation or continuation to another jurisdiction, a resolution similarly approved by each class of shares is also required.

SHARE CAPITAL

     Upon the completion of the Continuation and the adoption of the proposed new Memorandum and Articles, the authorized share capital of the Corporation will consist of one hundred million (100,000,000) common shares without par value. The Corporation will continue to have only one kind and class of shares and there will be no changes to the current rights or restrictions attached to these shares. All of the current issued and outstanding common shares of the Corporation will be retained without any further action by the shareholders.

     All of the common shares of the Corporation will rank equally as to voting rights, participation in a distribution of the assets of the Corporation on a liquidation, dissolution or winding-up of the Corporation and the entitlement to dividends. The holders of the common shares will be entitled to receive notice of all meetings of shareholders and to attend and vote the shares at the meetings. Each common share continues to carry with it the right to one vote.

     In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of its assets, the holders of the common shares will be entitled to receive, on a pro rata basis, all of the assets remaining after the Corporation has paid out its liabilities. Distribution in the form of dividends, if any, will be set by the board of directors.

     Provision as to the modification, amendment or variation of the rights attached to the common shares of the Corporation will be contained in the Corporation's new Articles and the BCCA. Generally speaking, substantive changes to the share capital require the approval of the shareholders by a resolution adopted by at least 75% of the votes cast.

APPOINTMENT OF DIRECTORS

     Under the BCCA and the proposed new Articles of the Corporation, the directors of the Corporation will be elected by the shareholders at each annual general meeting and typically hold office until the next annual general meeting at which time they may be re-elected or replaced. The new Articles will permit the directors to appoint directors to fill any vacancies that may occur on the board. The Articles will also permit the directors to add additional directors to the board between successive annual general meetings so long as the number appointed does not exceed more than 30% of the number of directors appointed at the last annual general meeting. Individuals appointed as directors to fill vacancies on the board or added as additional directors hold office like any other director until the next annual general meeting at which time they may be re-elected or replaced. A director may be removed between annual meetings by way of a resolution adopted by at least 75% of the votes cast at a meeting of the shareholders called for that purpose.

MANAGEMENT

     The board of directors are responsible for the overall management of the Corporation. However, they are permitted to delegate much of their responsibility to the officers and employees of the Corporation and to committees formed by the board. Under the BCCA, the Corporation must have, at a minimum, a President and a Secretary who must not be the same individual. As a "reporting issuer" in British Columbia, the Corporation will continue to be required to have an audit committee.

     The directors and senior officers are required, under the BCCA, to act honestly, in good faith and with a view to the best interests of the Corporation. The directors have a fiduciary responsibility to the Corporation and they are required to disclose conflicts of interests.

RIGHTS OF SHAREHOLDERS

     In addition to the voting, dividend and liquidation rights attached to the common shares as described under "Share Capital" above, the BCCA affords shareholders certain rights such as the right to requisition a shareholders' meeting, bring an oppression action or cause a derivative action to be brought on behalf of a corporation, as well as certain rights to review the minute books of a corporation.

     The WBCA provides that a shareholder or a director may commence or defend a legal action on behalf of a corporation (a derivative action) to enforce a right, duty or obligation owed to a corporation by another party or to obtain damages for any breach of that right, duty or obligation. A shareholder is entitled to commence a derivative action if:

     (a) The shareholder was a shareholder of the corporation at the time of the act or omission complained of, or became a shareholder through transfer by operation of law from one who was a shareholder at the time; and

     (b) The shareholder fairly and adequately represents the interests of the corporation in enforcing the rights of the corporation.

     Court approval is also required to discontinue, settle or dismiss any action brought under any of these provisions.

     Under the BCCA, a shareholder or a director may, with court approval, commence a legal action on behalf of a corporation (a derivative action). Such an action may be brought by a shareholder or a director to enforce a right, duty or obligation owed to the corporation by another party or to obtain damages for any breach of that right, duty or obligation.

     The BCCA also provides a shareholder of a corporation has the right to apply to Court on the grounds that the corporation is acting or proposes to act in a way that is prejudicial to the shareholder (an oppression action). On such an application, the Court may make such order as it sees fit, including an order to prohibit any act proposed by the corporation. The WBCA does not contain a comparable provision.

     Under the BCCA, a shareholder or director of a corporation may also defend any action brought against the corporation, provided court approval is obtained. Court approval is also required to discontinue, settle or dismiss any action brought under any of these provisions.

DISSENT RIGHTS UNDER THE WBCA

     The WBCA provides that shareholders are entitled to dissent in respect of certain actions proposed to be taken by a Wyoming corporation.

     The WBCA provides that a shareholder is entitled to dissent from any of the following corporate actions:

     (a) consummation of a plan of merger or consolidation to which the corporation is a party if:

        (i) shareholder approval is required for the merger or the consolidation by the WBCA or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

        (ii) the corporation is a subsidiary that is merged with its parent under the WBCA;

     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (c) consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

     (d) an amendment of the articles of the corporation that materially and adversely affects rights in respect of a dissenter's shares because it:

        (i)   alters or abolishes a preferential right of the shares;

        (ii) creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

        (iii) alters or abolishes a pre-emptive right of the holder of the shares to acquire shares or other securities;

        (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

        (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under the WBCA; and

     (e) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, by-laws, or a resolution of the board of directors, provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

     A shareholder who exercises a right of dissent is entitled to be paid the fair value of his or her shares as determined by agreement of the parties or failing which, by order of the court.

DISSENT RIGHTS UNDER THE BCCA

     The BCCA provides that shareholders are entitled to dissent in respect of certain actions proposed to be taken by a B.C. corporation, if the corporation proposes to:

     (a) amend its articles to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares;

     (b) amend its articles to add, change or remove any restrictions on the business the corporation may carry on;

     (c) amalgamate with another corporation other than its holding corporation or wholly-owned subsidiary;

     (d)  continue out of the jurisdiction of the BCCA;

     (e)  sell, lease or exchange all or substantially all of its property;

     (f) offer financial assistance for the purpose of purchasing shares or convertible debt obligations of the corporation or on the security of a pledge of or charge on shares of the corporation given by that person to the corporation, or in any other case, unless there are reasonable grounds for believing that, or the directors are of the opinion that, the giving of financial assistance is in the best interests of the corporation;

     (g) convert from a specially limited corporation (as defined in s. 243 of the BCCA); and

     (h) transfer or sell the whole or part of its business or property to another corporation when it is being wound-up and for the transfer or sale, the members of the corporation being wound-up receive shares, debentures or other title interests from the other corporation.

     A shareholder may exercise a right of dissent and is entitled to be paid the fair value of the shareholder's shares as determined by agreement of the parties or failing which, by order of the court.

DISCLOSURE OBLIGATIONS

     Notwithstanding the Continuation, the Corporation will remain a "reporting issuer" in British Columbia and as such it will continue to be obliged to prepare and issue news releases in British Columbia, file material change reports with the British Columbia Securities Commission ("BCSC"), prepare, file and provide to shareholders unaudited quarterly and audited annual financial statements, and otherwise comply with the British Columbia Securities Act. The Corporation's insiders (existing and future) will continue to be subject to the insider trading and reporting requirements of the British Columbia Securities Act.

     Following the Continuation, the Corporation, while it continues to qualify as "foreign private issuer", as such term is defined under the Securities Exchange Act of 1934 (U.S.) (the "Exchange Act"), will remain a "reporting issuer" in the United States subject to the requirements of the Exchange Act. Accordingly, it will file an annual report on Form 20-F with the U.S. Securities and Exchange Commission within six months after the close of each fiscal year and will report on Form 6-K as to certain events material to the Corporation, as specified in the regulations under the Exchange Act, promptly after public announcement of any such event is made. Following the Continuation, the Corporation will no longer be subject to the Exchange Act requirements imposed on "U.S. reporting issuers" such as quarterly reports on Form 10-Q, annual reports on Form 10-K, and compliance with the proxy solicitation and insider trading reporting rules.

TAX CONSEQUENCES OF THE CONTINUATION

UNITED STATES INCOME TAX CONSEQUENCES OF THE CONTINUATION

     The following is a general summary of certain United States federal income tax consequences, under current law, generally applicable to a U.S. Holder (as defined below) of the Corporation's common shares with respect to the Continuation. This summary does not address all potentially relevant United States federal income tax matters and does not take into account or anticipate any state, local or foreign tax considerations.

     The following summary is based upon the sections of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, published Internal Revenue Service ("IRS") rulings, published administrative positions of the IRS and court decisions that are currently applicable, any or all of which could be materially and adversely changed, possibly on a retroactive basis, at any time.

     This commentary is generally applicable to a holder of the Corporation's common shares who is a U.S. citizen or U.S. resident individual, a U.S. domestic corporation or partnership, or a U.S. trust or estate ("U.S. Holders"). This summary does not address the tax consequences to persons subject to specific provisions of United States federal income tax law. This summary is applicable to shareholders of the Corporation who hold their shares in the Corporation as capital property and who deal at arm's length with the Corporation.

     THIS SUMMARY OF U.S. TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IT IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY HOLDER OR PROSPECTIVE HOLDER OF THE CORPORATION'S COMMON SHARES. ACCORDINGLY, HOLDERS AND PROSPECTIVE HOLDERS OF THE CORPORATION'S COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS ABOUT THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE CONTINUATION.

Discussion

A.  Consequences to the Corporation

     General

     The Corporation's continuance to Canada and its discontinuance from the United States would be treated, for tax purposes only, as a transfer by the Corporation of all of its property to a fictional, newly incorporated wholly-owned subsidiary ("BCco") in exchange for BCco shares. This exchange would be deemed to be followed immediately by the distribution of BCco shares to the shareholders of the Corporation and an exchange, by the shareholders, of their shares of the Corporation for BCco shares. The final result would be that BCco would have all the assets and liabilities of the Corporation and the same shareholders as the Corporation but would, for U.S. tax purposes, be a Canadian corporation rather than a U.S. corporation.

     Deemed Transfer of Assets to BCco

     Generally, the exchange of property by a corporation solely for stock or securities in another corporation (BCco) would not require the recognition of gain or loss to the exchanging corporation, pursuant to the Code. However, the Code renders the exchange of assets of the Corporation for the shares of BCco taxable in the U.S. because BCco is a foreign corporation. As a result, the Corporation would be taxable on the disposition of its property to the extent that the fair market value of such property exceeds the historic basis, for U.S. tax purposes, in such property.

     There are no exceptions from the U.S. emigration tax which apply to a U.S. corporation emigrating from the United States. Consequently, the Corporation would be taxable in the U.S. on its emigration to the extent that the fair market value of its property exceeds its basis, for U.S. tax purposes, in the property. The Corporation would pay tax on the amount of any gain at regular U.S. corporate tax rates.

     Dividend and Interest Withholding Tax

     After the Corporation emigrates from the United States and becomes a Canadian corporation it would be subject to a U.S. withholding tax on any dividends paid by another U.S. corporation. The withholding tax of 15% is reduced to 5% if the Corporation holds 10% or more of the voting shares of the corporation paying the dividend. In addition, a 10% U.S. withholding tax would apply to interest received from the Corporation's investments in U.S. debentures.

     U.S. State Tax

     Additional research is required to determine whether any U.S. state taxes (i.e., state income tax, state sales and use tax) would apply on the emigration of the Corporation to Canada.

B.  Consequences to Shareholders

     U.S. Resident Shareholders

     The deemed distribution of BCco stock in exchange for the shares of the Corporation discussed above would be a taxable disposition of the shares of the Corporation formerly held by the U.S. resident shareholders. The gain to the U.S. resident shareholders from the deemed disposition of the shares of the Corporation would be equal to the fair market value of BCco shares received over the basis of the shares of the Corporation disposed. The fair market value of BCco shares should equal the fair market value of the Corporation's property transferred to BCco, net of liabilities. To the extent that this fair market value amount exceeds the U.S. shareholders' basis in the shares of the Corporation, a capital gain would result. The U.S. shareholders' basis in the shares of the Corporation would have been increased by any gain recognized on the earlier immigration of the Corporation to the United States from Canada. Any capital gain on the shares of the Corporation would be taxable to the U.S. resident individual shareholders at personal capital gains tax rates (20% tax rate for shares held longer than 12 months). U.S. corporate shareholders would be taxable in the U.S. at regular U.S. corporate tax rates.

     Dividend Withholding Tax

     After the Corporation emigrates from the United States, any dividends paid to U.S. resident individual shareholders would be subject to 15% Canadian withholding tax.

     Canadian Resident Shareholders

     Under the 1980 Canada-U.S. Income Tax Convention ("the Treaty") and the Code, the Canadian resident shareholders would only be taxable in the U.S. on the disposition of the shares of the Corporation if the Corporation was a "U.S. real property interest" for U.S. tax purposes. In general, a U.S. real property interest is a private corporation, 50% of whose value is derived from U.S. real property. As 50% or more of the Corporation's value is not derived from U.S. real property and the Corporation is a public corporation, the Canadian resident shareholders would not be subject to U.S. tax on the emigration of the Corporation to Canada.

CANADIAN INCOME TAX CONSEQUENCES OF CONTINUATION

     This commentary will serve to summarize the Canadian income tax consequences, for both shareholders and the Corporation, of the Continuation.

     This summary is based on the current provisions of the Canadian Income Tax Act (the "Act") the regulations to the Act and any proposed amendments to the Act publicly announced before the date of this Information Circular. It is assumed that any proposed amendments will be enacted in their present form and that no other relevant amendments will come into force. However, there can be no certainty in this regard.

     The summary does not take into account or anticipate any other changes in law, whether by judicial, governmental or legislative decision or action, nor does it take into account the tax legislation of any province, state or other local jurisdiction. Tax law and regulations, the judicial interpretation of them and the administrative practices of tax authorities are constantly changing. No assurances can be provided that any of the foregoing will not be changed in a manner that will fundamentally alter the tax consequences to the Corporation or to any particular shareholder.

     The tax summary is generally applicable to shareholders of the Corporation who are individuals (except where expressly noted otherwise), who hold their shares in the Corporation as capital property and who deal at arm's length with the Corporation. This summary generally does not address the tax consequences of entities subject to specific provisions of Canadian income tax law.

     NO ADVANCE TAX RULING OR INTERPRETATION HAS BEEN SOUGHT FROM ANY TAX AUTHORITY WITH RESPECT TO ANY OF THE TRANSACTIONS DISCUSSED HEREIN.

     THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO CONSTITUTE ADVICE TO ANY PARTICULAR SHAREHOLDER. EACH SHAREHOLDER SHOULD SEEK INDEPENDENT ADVICE BASED UPON THE PARTICULAR CIRCUMSTANCES OF THAT SHAREHOLDER.

Summary

     Several rules in Canadian tax legislation affecting corporations immigrating to Canada are in the process of being changed. Several of these changes will affect the Corporation and the effect of the proposed rules has been incorporated in the discussion below as if they had the effect of law.

     The Act requires a corporation to have a deemed year end immediately prior to immigrating to Canada and a new year beginning immediately thereafter. Therefore, the Corporation will have a deemed year end immediately before immigrating and a new taxation period beginning immediately thereafter. The Corporation will be able to choose any year end it desires as long as the year does not exceed 53 weeks.

     The Act requires that at the deemed year end noted above, the immigrating company is deemed to dispose of all its property at fair market value on the day of the immigration. The Corporation will be deemed to have disposed of all its assets at the fair value at the day of immigration; however, management expects that the Corporation will not be subject to significant gains as the cost amount of its assets, namely the convertible debentures in BII, will have a fair value close to its cost amount. If it is determined that a gain exists, the gain will not be taxable in Canada except in certain circumstances. These circumstances include the disposition of taxable Canadian property and assets used in a business in Canada. Based on a review of the Corporation's balance sheet as at September 30, 1998 it does not appear that the Corporation owns any assets that would fall into these circumstances.

     The Act states that a corporation is deemed to reacquire, at fair market value, the assets deemed disposed as noted above. Therefore, the Corporation will reacquire, at fair market value, all its assets owned at the date of immigration. The cost amounts of these assets to the Corporation will equal the fair market value at the date of immigration.

     The Corporation is not currently a foreign affiliate of any resident of Canada (i.e., no shareholder owns, either individually or as part of a related group, 10% or more of the shares of the Corporation). Based on this, the rules in the Act relating to foreign affiliates will not apply to the Corporation.

Paid-up Capital

     On immigrating to Canada, the Act requires that the paid-up capital ("PUC") of a corporation be reviewed in order to determine whether or not it will need to be adjusted for income tax purposes. The adjustment is required when there is a difference between the PUC otherwise calculated and the net of the assets and liabilities of the company. The adjustment is calculated by taking the deemed fair market value on the deemed disposition noted above less all the debts owing by the corporation (the "Net Book Value") and subtracting from the Net Book Value the PUC otherwise determined. When this amount is negative, indicating that the Net Book Value is less than the PUC otherwise calculated, the Act requires that the PUC otherwise calculated be reduced by the negative amount. This will reduce the amount of capital that an immigrating company can return tax-free to its shareholders.

     If the calculated amount is positive, indicating that the Net Book Value exceeds the PUC otherwise calculated, the Act allows a corporation to elect to increase the PUC by the positive amount. Where a corporation chooses to increase the PUC of the corporation, it must do so by notifying the Minister of its intentions by electing within 90 days of immigrating. Where a corporation makes this election, the shareholders of a corporation will be deemed to have received a dividend equal to the positive amount. Depending on the particular taxpayer, this deemed dividend may be taxable in Canada.

     In the Corporation's case, a preliminary review of the balance sheet as at September 30, 1998 would indicate that the Net Book Value minus the PUC otherwise calculated would result in a negative adjustment of approximately Cdn.$10 million. This would have the effect of reducing the PUC of the Corporation from approximately Cdn.$12 million to Cdn.$2 million, thereby reducing the amount of capital that can be returned to the shareholders on a tax-free basis by approximately Cdn.$10 million. In order to determine the actual adjustment required, it will be necessary to review financial information at the date of immigration. A review by legal counsel of the PUC otherwise calculated may also be required.

Continued Corporation

     The Act states that where a corporation has incorporated in one jurisdiction (the "Old Jurisdiction") and has been granted articles of continuance in another jurisdiction (the "New Jurisdiction") the corporation shall be deemed to have been incorporated in the New Jurisdiction and not have been incorporated in the Old Jurisdiction. This rule allows foreign companies that have been granted articles of continuance into Canada the ability to access certain tax-free rollovers, wind-ups and amalgamations afforded to residents of Canada. This provision will deem the Corporation to be incorporated in Canada and not in Wyoming for the purposes of the Act. Consequently, the Corporation will, for tax purposes, qualify as a Canadian corporation. However, the Corporation may not need to rely on this provision as it was incorporated in Canada prior to acquiring articles of continuance to Wyoming. The Corporation may be in the position where its incorporation in Canada deems it to be a resident in any event.

CHANGE OF AUTHORIZED CAPITAL

     The WBCA permits Wyoming corporations to have an authorized share capital consisting of an unlimited number of shares. The BCCA requires a corporation to have a stated authorized share capital. Therefore, in the context of effecting the Continuation, management is also asking the shareholders to approve the change in its authorized capital to one hundred million (100,000,000) common shares without par value. To effect this change, the Special Resolution being proposed for the Continuation incorporates the proposal for the change in the Corporation's authorized share capital.

     Management would also like the consent of the shareholders to not proceed with the change in the authorized share capital in the event that the Special Resolution is passed by the shareholders at the Meeting and management subsequently concludes that it would not be in the best interests of the Corporation to proceed with such matters.

     See Appendix I attached to this Information Circular for the Special Resolution entitled "Approval of Continuation and Change of Authorized Capital".

CHANGE OF NAME

     Pursuant to the policies of the Vancouver Stock Exchange (the "VSE") (the exchange on which the Corporation's shares are listed for trading), a corporation must change its name concurrently with a consolidation of its issued share capital. Therefore, in the context of effecting the Consolidation, the Corporation is required by the VSE to change its name. Administratively, the most efficient and cost effective date for the Corporation to effect a change of name is at the time of the proposed Continuation discussed above. Therefore, management is asking shareholders to approve, by Ordinary Resolution, the change of the name of the Corporation to "Safeguard Biometric Corp." which will be effective upon the continuation of the Corporation into the Province of British Columbia.

     Management would also like the consent of the shareholders to not proceed with the name change in the event that the Ordinary Resolution is passed by the shareholders at the Meeting and management subsequently concludes that it would not be in the best interests of the Corporation to proceed with such matters.

     See Appendix I attached to this Information Circular for the Ordinary Resolution entitled "Approval of Name Change".

                                 OTHER BUSINESS

     Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the Proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

                                               ON BEHALF OF THE BOARD

                                                "Patrick W. McCleery"

                                                --------------------------------
                                                PATRICK W. MCCLEERY
                                                President

                 APPENDIX I -- SPECIAL AND ORDINARY RESOLUTIONS

                    TEXT OF SPECIAL AND ORDINARY RESOLUTIONS

APPROVAL OF CONSOLIDATION OF SHARE CAPITAL (REVERSE STOCK SPLIT)

     The following Ordinary Resolution authorizes the Corporation to consolidate its issued share capital (sometimes referred to as a reverse stock split) on the basis of one new common share without par value for every existing five common shares without par value (the "Consolidation").

     Management would like the consent of the shareholders to not proceed with the Consolidation in the event that the Ordinary Resolution respecting the consolidation of the Corporation's share capital is passed by the shareholders at the Meeting and management subsequently concludes that it would not be in the best interests of the Corporation to proceed with the Consolidation. In this regard, management will ask the shareholders to approve the following Ordinary
Resolution:

     "WHEREAS Management proposes that the Corporation consolidate its issued share capital on the basis of one new common share without par value for every five existing common shares without par value (the "Consolidation");

     AND WHEREAS management proposes to present an Ordinary Resolution to the shareholders at the Meeting with respect to the Consolidation and may subsequently decide that it is not in the best interests of the Corporation to proceed with such matters;

     RESOLVED, as Ordinary Resolutions, that:

1. all of the issued common shares without par value be consolidated on the basis of one new common share without par value for every five existing common shares without par value;

2. the directors of the Corporation be hereby authorized, in their discretion, to abandon the Consolidation without further approval of the shareholders; and

3. the directors and officers of the Corporation, or any one of them, be hereby authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Corporation or otherwise, all such documents, agreements and other writings as may be required to give effect to the true intent of this resolution."

APPROVAL OF CONTINUATION AND CHANGE OF AUTHORIZED CAPITAL

     The following Special Resolution authorizes the Corporation to complete the transfer of the Corporation out of Wyoming and the continuation of the Corporation into British Columbia (the "Continuation").

     "WHEREAS the Corporation proposes to transfer out of the State of Wyoming under the jurisdiction of the Wyoming Business Corporations Act ("WBCA") and continue into British Columbia (the "Continuation") under the jurisdiction of the British Columbia Company Act (the "BCCA");

     AND WHEREAS the management proposes to present a Special Resolution to the shareholders at the Meeting with respect to the Continuation and may subsequently decide that it is not in the best interests of the Corporation to proceed with such matters;

     RESOLVED, as Special Resolutions, that:

1. the Corporation be hereby authorized to make application to the Wyoming Secretary of State (the "Wyoming Secretary") for approval of the proposed transfer of the Corporation out of Wyoming and to the B.C. Registrar of Companies (the "B.C. Registrar") for approval of the proposed continuation of the Corporation into British Columbia continuing the Corporation as if it had been incorporated under the BCCA;

2. the Corporation approve and, upon the Continuation, adopt the Memorandum (the "British Columbia Memorandum") in the form approved by the directors of the Corporation, having the effect, among other things, of changing the authorized capital of the Corporation to one hundred million (100,000,000) common shares without par value, in substitution for the existing Articles of Incorporation of the Corporation and its existing authorized capital, the British Columbia Memorandum to come into effect when the B.C. Registrar issues a Certificate of Continuation continuing the Corporation as if it had been incorporated under the BCCA and the Wyoming Secretary issues a Certificate of Transfer to transfer the Corporation out of the State of Wyoming;

3. the Corporation approve and, upon the Continuation, adopt the Articles (the "British Columbia Articles") in the form approved by the directors of the Corporation, the British Columbia Articles to come into effect when the B.C. Registrar issues a Certificate of Continuation continuing the Corporation as if it had been incorporated under BCCA and the Wyoming Secretary issues a Certificate of Transfer to transfer the Corporation out of the State of Wyoming;

4. the directors of the Corporation be hereby authorized, in their discretion, to abandon or amend the application for continuation of the Corporation under the BCCA and change in the authorized share capital without further approval of the shareholders; and

5. the directors and officers of the Corporation, or any one of them, be hereby authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Corporation or otherwise, all such documents, agreements and other writings as may be required to give effect to the true intent of this resolution."

APPROVAL OF NAME CHANGE

     Pursuant to the proposed transfer of the Corporation out of Wyoming and the continuation of the Corporation into British Columbia (the "Continuation"), management proposes to change the name of the Corporation and, accordingly, the following Ordinary Resolution will be presented to shareholders at the Meeting for approval.

     "WHEREAS the Corporation wishes to change its name to "Safeguard Biometric Corp." upon continuation into the Province of British Columbia (the "Continuation");

     RESOLVED, as Ordinary Resolutions, that:

1. the Corporation change its name upon continuation of the Corporation into British Columbia, to "Safeguard Biometric Corp." or such other name as may be resolved by the board of directors of the Corporation in their absolute discretion, and which may be acceptable to the regulatory authorities;

2. the Corporation approve and, upon the Continuation, adopt the Memorandum (the "British Columbia Memorandum") in the form approved by the directors of the Corporation having the effect, among other things, of changing the name of the Corporation to "Safeguard Biometric Corp.", or such other name as may be approved by the B.C. Registrar of Companies (the "B.C. Registrar"), in substitution for the existing Articles of Incorporation of the Corporation and its existing name, the change of name to come into effect when the British Columbia Memorandum is submitted to the B.C. Registrar and the B.C. Registrar issues a Certificate of Continuation continuing the Corporation as if it had been incorporated under the British Columbia Company Act and the Wyoming Secretary of State releases a Certificate of Transfer to transfer the Corporation out of the State of Wyoming;

3. the directors of the Corporation be hereby authorized, in their discretion, to abandon the change of the Corporation's name without further approval of the shareholders; and

4. the directors and officers of the Corporation, or any one of them, be hereby authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Corporation or otherwise, all such documents, agreements and other writings as may be required to give effect to the true intent of this resolution."

                                     PROXY

THIS PROXY IS SOLICITED BY MANAGEMENT OF BIOMETRIC SECURITY CORP. (THE "CORPORATION") FOR USE AT THE EXTRAORDINARY MEETING OF THE SHAREHOLDERS (THE "MEETING") TO BE HELD ON MONDAY, APRIL 12, 1999 AT 10:00 A.M. (LOCAL TIME IN VANCOUVER, B.C.) AND ANY ADJOURNMENT THEREOF.

The undersigned shareholder of the Corporation hereby appoints PATRICK W. MCCLEERY, the Chairman of the Board, President and a director of the Corporation, or failing this person, SAUNDRA ZIMMER, the Secretary of the Corporation, or in the place of both of the foregoing, ------------------------------------ (PLEASE PRINT NAME), as proxyholder for and on behalf of the undersigned, with power of substitution, to attend, act and vote for and in the name of the undersigned at the Meeting and at every adjournment thereof, with respect to all or ------------------ of the common shares of the Corporation registered in the name of the undersigned. Unless otherwise expressly stated herein by the undersigned, receipt of this proxy duly executed and dated, revokes any former proxy given to attend and vote at the meeting and at any adjournment thereof. UNLESS THE UNDERSIGNED DIRECTS OTHERWISE, THE NOMINEE IS HEREBY INSTRUCTED TO VOTE THE COMMON SHARES OF THE CORPORATION HELD BY THE UNDERSIGNED AS FOLLOWS:

                                                            FOR    AGAINST   ABSTAIN
                                                           -----   -------   -------
 1.   To approve the consolidation (reverse stock split)
      of the Corporation's issued share capital on the
      basis of one new common share without par value
      for every five existing common shares without par     [ ]      [ ]       [ ]
      value

 2.   To approve the continuation (transfer) of the
      Corporation into the Province of British Columbia
      and, upon the continuation, a reduction in the
      Corporation's authorized capital to 100,000,000       [ ]      [ ]       [ ]
      common shares without par value

                                                           FOR    AGAINST   ABSTAIN
                                                          -----   -------   -------
 3.  To approve a change of the name of the
     Corporation, upon the continuation                    [ ]      [ ]       [ ]

 4.  To approve the transaction of other business          [ ]      [ ]       [ ]

   THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT THE MEETING.

   SIGNATURE: --------------------------------     DATE: ------------------
              (PROXY MUST BE SIGNED AND DATED)

   If someone other than the named shareholder signs this Proxy on behalf of the named shareholder, documentation acceptable to the Chairman of the Meeting must be deposited with this Proxy granting signing authority to the person signing the proxy.

   To be used at the Meeting, this Proxy must be received at the offices of PACIFIC CORPORATE TRUST COMPANY by mail or by fax no later than 48 hours preceding the Meeting or with the Chairman of the Meeting on the day of the Meeting prior to its commencement. The mailing address of PACIFIC CORPORATE TRUST COMPANY, IS SUITE 830 - 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8 and its fax number is (604) 689-8144.

1. IF THE SHAREHOLDER'S SECURITIES ARE HELD BY AN INTERMEDIARY (E.G. A BROKER) AND THE SHAREHOLDER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS, please insert the shareholder's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date and return the Proxy in accordance with the instructions provided by the intermediary. Please contact the intermediary if there are any questions. At the Meeting a vote will be taken on each of the resolutions as set out on this Proxy and the shareholder's vote will be counted at that time.

2. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions, the shareholder can APPOINT ANOTHER PERSON, who need not be a shareholder of the Corporation, to vote according to the shareholder's instructions. To appoint someone other than the nominees named by management, please insert your appointed proxyholder's name in the space provided, sign and date and return the Proxy. Where no choice on a resolution is specified by the shareholder, this Proxy confers discretionary authority upon the shareholder's appointed proxyholder to vote for or against or withhold vote with respect to that resolution, provided that with respect to a resolution relating to a director nominee or auditor, the proxyholder only has the discretion to vote or not vote for such nominee.

3. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions and to APPOINT ONE OF THE NOMINEES NAMED BY MANAGEMENT as proxyholder, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where no choice is specified by a shareholder on a resolution shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

4. The securities represented by this Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the proxyholder, in its sole discretion, sees fit.

5. If the shareholder votes by completing and returning the Proxy, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To vote in person at the Meeting, the shareholder must revoke the Proxy in writing as set forth in the Information Circular.

6. This Proxy is not valid unless it is dated and signed by the shareholder or by the shareholder's attorney duly authorized by the shareholder in writing, or, in the case of a corporation, by its duly authorized officer or attorney for the corporation. If the Proxy is executed by an attorney for an individual shareholder or joint shareholders or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or the attorney, as the case may be, or a notarial copy thereof, must accompany the Proxy.

7. To be valid, this Proxy, duly dated and signed, must arrive at the office of the Registrar and Transfer Agent of the Corporation, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, or delivered to the Chairman of the Meeting prior to the commencement of the Meeting.

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